Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

EXTENSION AND AMENDMENT

This Extension and Amendment Agreement (this “Agreement”) with respect to that certain Registration Rights Agreement dated as of November 6, 2015 (the “Registration Rights Agreement”), by and among EnVen Energy Corporation, a Delaware corporation (the “Company”), FBR, the Sponsors and the direct and indirect transferees of FBR and each of the Sponsors is made and entered into as of December 22, 2016 (the “Effective Date”) by and among the Company and certain Holders and Participants. Capitalized terms used herein without definition shall have the meanings given to them in the Registration Rights Agreement.

RECITALS

WHEREAS, the Company and the Participants signatory hereto wish to amend the Registration Rights Agreement to extend a certain deadline set forth therein;

NOW, THEREFORE, in consideration of the respective covenants, representations and warranties herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

AGREEMENT

1. In accordance with Section 3(a) of the Registration Rights Agreement, the deadline for registration and effectiveness of a Registration Statement is hereby extended by replacing the date “December 20, 2016” where it appears in Section (3)(a) with the date “January 2, 2017”; provided, however, that if the transactions contemplated by that certain Asset Purchase Agreement, dated August 27, 2016, by and between Shell Offshore Inc. and EnVen Energy Ventures, LLC, as amended, close on or prior to December 31, 2016, the deadlines for registration and effectiveness of a Registration Statement will be extended as follows by replacing the date (i) “June 15, 2016” where it appears in Section 2(a) of the Registration Rights Agreement with the date “June 30, 2017”; and (ii) “December 20, 2016” where it appears in Sections 2(b)(iii) and 3(a) with the date “December 31, 2017”.

2. The Company hereby acknowledges and agrees that the execution of this Agreement by the Participants signatory hereto satisfies the requirement of Section 3(a) of the Registration Rights Agreement that the deadline for effectiveness of a Registration Statement may be extended by a vote of the Participants holding two-thirds of the Shares of the Company.

3. Except as set forth herein, the Registration Rights Agreement shall remain unchanged and in full force and effect in all other respects.

4. The provisions of Sections 11(e) (Counterparts), 11(g) (Governing Law) and 11(h) (Severability) of the Registration Rights Agreement shall apply, mutatis mutandis, to this Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

ENVEN ENERGY CORPORATION

By:	/s/ John P. Wilkirson
Name: John P. Wilkirson
Title: CFO

[Signature Page to Registration Rights Agreement Extension and Amendment]

ADAGE CAPITAL PARTNERS, L.P.

By:	/s/ James Bardinelli
Name: James Bardinelli
Title: CFO

[Signature Page to Registration Rights Agreement Extension and Amendment]

SANKATY CREDIT OPPORTUNITIES IV, L.P.

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

BAIN CAPITAL DISTRESSED AND SPECIAL SITUATIONS 2013 (AIV I), L.P.

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

BAIN CAPITAL DISTRESSED AND SPECIAL SITUATIONS 2013 (AIV II MASTER), L.P.

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

BAIN CAPITAL DISTRESSED AND SPECIAL SITUATIONS 2013 (B), L.P.

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

BAIN CAPITAL DISTRESSED AND SPECIAL SITUATIONS 2016 (A), L.P.

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Signature Page to Registration Rights Agreement Extension and Amendment]

BAIN CAPITAL DISTRESSED AND SPECIAL SITUATIONS 2016 (B MASTER), L.P.

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

BAIN CAPITAL DISTRESSED AND SPECIAL SITUATIONS 2016 (F), L.P.

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

BAIN CAPITAL HIGH INCOME PARTNERSHIP, L.P.

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

BAIN CAPITAL CREDIT MANAGED ACCOUNT (E), L.P.

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

BAIN CAPITAL CREDIT MANAGED ACCOUNT (PSERS), L.P.

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Signature Page to Registration Rights Agreement Extension and Amendment]

BAIN CAPITAL CREDIT (AUSTRALIA) PTY LTD IN ITS CAPACITY AS TRUSTEE OF QCT

By:	BAIN CAPITAL CREDIT, LP,
as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

FUTURE FUND BOARD OF GUARDIANS

By:	BAIN CAPITAL CREDIT, LP,
as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

[Signature Page to Registration Rights Agreement Extension and Amendment]

CLARENDON INVESTMENT PARTNERS II, LP

By:	BCES MANAGEMENT, LLC, its General Partner

By:	/s/ Colin Campbell
Name: Colin Campbell
Title: Authorized Signatory

BOYLSTON REAL ASSETS FUND, LP

By:	BOYLSTON INVESTORS, LLC, its General Partner

By:	/s/ Colin Campbell
Name: Colin Campbell
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement Extension and Amendment]